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As filed with the Securities and Exchange Commission on August 8, 2011

Registration No. 333-175107

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Casella Waste Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0338873 (I.R.S. Employer Identification Number)

25 Greens Hill Lane
Rutland, Vermont
(802) 775-0325
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

John W. Casella
Chairman and Chief Executive Officer
Casella Waste Systems, Inc.
25 Greens Hill Lane
Rutland, Vermont 05701
(802) 775-0325
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copy to:

Jeffrey A. Stein
Erika L. Robinson
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Telephone: (617) 526-6000
Telecopy: (617) 526-5000

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

 Registrant Guarantors

Exact Name of Registrant Guarantor as specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number
All Cycle Waste, Inc.	Vermont	4953	03-0343753
Atlantic Coast Fibers, Inc.	Delaware	4953	22-3507048
B. and C. Sanitation Corporation	New York	4953	16-1329345
Better Bedding Corp.	New York	4953	16-1472389
Bristol Waste Management, Inc.	Vermont	4953	03-0326084
C.V. Landfill, Inc.	Vermont	4953	03-0289078
Casella Albany Renewables, LLC	Delaware	4953	37-1573963
Casella Major Account Services, LLC	Vermont	4953	30-0297037
Casella Recycling, LLC	Maine	4953	01-0203130
Casella Renewable Systems, LLC	Delaware	4953	51-0636932
Casella Transportation, Inc.	Vermont	4953	03-0357441
Casella Waste Management of Massachusetts, Inc.	Massachusetts	4953	03-0364282
Casella Waste Management of N.Y., Inc.	New York	4953	14-1794819
Casella Waste Management of Pennsylvania, Inc.	Pennsylvania	4953	12-2876596
Casella Waste Management, Inc.	Vermont	4953	03-0272349
Casella Waste Services of Ontario, LLC	New York	4953	06-1725553
Chemung Landfill, LLC	New York	4953	13-4311132
Colebrook Landfill, LLC	New Hampshire	4953	11-3760998
Corning Community Disposal Service, Inc.	New York	4953	16-0979692
CWM All Waste LLC	New Hampshire	4953	54-2108293
Forest Acquisitions, Inc.	New Hampshire	4953	02-0479340
Grasslands Inc.	New York	4953	14-1782074
GroundCo LLC	New York	4953	57-1197475
Hakes C & D Disposal, Inc.	New York	4953	16-0431613
Hardwick Landfill, Inc.	Massachusetts	4953	04-3157789
Hiram Hollow Regeneration Corp.	New York	4953	14-1738989
The Hyland Facility Associates	New York	4953	16-1347028
KTI Bio Fuels, Inc.	Maine	4953	22-2520171
KTI Environmental Group, Inc.	New Jersey	4953	22-2427727
KTI New Jersey Fibers, Inc.	Delaware	4953	22-3601504
KTI Operations Inc.	Delaware	4953	22-2908946
KTI Specialty Waste Services, Inc.	Maine	4953	22-3375082
KTI, Inc.	New Jersey	4953	22-2665282
Maine Energy Recovery Company, Limited Partnership	Maine	4953	22-2493823
New England Landfill Solutions, LLC	Massachusetts	4953	04-3521834
New England Waste Services of Massachusetts, Inc.	Massachusetts	4953	04-3489747
New England Waste Services of ME, Inc.	Maine	4953	01-0329311
New England Waste Services of N.Y., Inc.	New York	4953	14-1794820
New England Waste Services of Vermont, Inc.	Vermont	4953	03-0343930
New England Waste Services, Inc.	Vermont	4953	03-0338865
Newbury Waste Management, Inc.	Vermont	4953	03-0316201
NEWS of Worcester LLC	Massachusetts	4953	20-1970539
NEWSME Landfill Operations LLC	Maine	4953	20-0735025
North Country Composting Services, Inc.	New Hampshire	4953	04-3369678
North Country Environmental Services, Inc.	Virginia	4953	54-1496372
North Country Trucking, Inc.	New York	4953	16-1468488
Northern Properties Corporation of Plattsburgh	New York	4953	14-1713791
PERC, Inc.	Delaware	4953	22-2761012

Exact Name of Registrant Guarantor as specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number
Pine Tree Waste, Inc.	Maine	4953	01-0513956
Portland C&D Site, Inc.	New York	4953	16-1374891
ReSource Transfer Services, Inc.	Massachusetts	4953	04-3420289
ReSource Waste Systems, Inc.	Massachusetts	4953	04-3333859
Schultz Landfill, Inc.	New York	4953	16-1550413
Southbridge Recycling & Disposal Park, Inc.	Massachusetts	4953	04-2964541
Sunderland Waste Management, Inc.	Vermont	4953	03-0326083
Total Waste Management Corp.	New Hampshire	4953	04-2718634
U.S. Fiber, LLC	North Carolina	4953	56-2026037
Waste-Stream Inc.	New York	4953	14-1488894
Winters Brothers, Inc.	Vermont	4953	03-0351118

        The address, including zip code, and telephone number, including area code, of the principal executive office of each Registrant Guarantor listed above is the same as those of Casella Waste Systems, Inc.

EXPLANATORY NOTE

        This Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-175107) is being filed solely for the purpose of filing an updated Exhibit 5.1 in order to respond to comments received from the Securities and Exchange Commission. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Rutland, State of Vermont on this 8th day of August 2011.

CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA
	Name:	John W. Casella
	Title:	Chairman and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN W. CASELLA John W. Casella	Chairman and Chief Executive Officer (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella	Director	August 8, 2011
* John F. Chapple III	Director	August 8, 2011
* Gregory B. Peters	Director	August 8, 2011
* James F. Callahan, Jr.	Director	August 8, 2011
* Joseph G. Doody	Director	August 8, 2011

Signature		Title	Date

* James P. McManus		Director	August 8, 2011
* Michael K. Burke		Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

ALL CYCLE WASTE, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

ATLANTIC COAST FIBERS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

B. AND C. SANITATION CORPORATION
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

BETTER BEDDING CORP.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

BRISTOL WASTE MANAGEMENT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

C.V. LANDFILL, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA ALBANY RENEWABLES, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President	August 8, 2011
CASELLA RENEWABLE SYSTEMS, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	August 8, 2011

†
Casella Albany Renewables, LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA MAJOR ACCOUNT SERVICES, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer	Sole Member†	August 8, 2011

†
Casella Major Account Services, LLC has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA RECYCLING, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA RENEWABLE SYSTEMS, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President, Secretary and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President	August 8, 2011
CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer	Sole Member†	August 8, 2011

†
Casella Renewable Systems, LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA TRANSPORTATION, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA WASTE MANAGEMENT OF N.Y., INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA WASTE MANAGEMENT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CASELLA WASTE SERVICES OF ONTARIO, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	August 8, 2011

†
Casella Waste Services of Ontario, LLC has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CHEMUNG LANDFILL, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasure

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	August 8, 2011

†
Chemung Landfill, Inc. has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

COLEBROOK LANDFILL, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
NEW ENGLAND WASTE SERVICES, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	August 8, 2011

†
Colebrook Landfill LLC. has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CORNING COMMUNITY DISPOSAL SERVICE, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

CWM ALL WASTE LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
CASELLA WASTE MANAGEMENT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	August 8, 2011

†
CWM All Waste LLC has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

FOREST ACQUISITIONS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President, Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

GRASSLANDS INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

GROUNDCO LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	August 8, 2011

†
GroundCo LLC has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

HAKES C & D DISPOSAL, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

HARDWICK LANDFILL, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

HIRAM HOLLOW REGENERATION CORP.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

THE HYLAND FACILITY ASSOCIATES
By:	Casella Waste Management of N.Y., Inc. its managing partner†
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

CASELLA WASTE MANAGEMENT OF N.Y., INC.
By:	/s/ JOHN W. CASELLA John W. Casella President and Director	General Partner†	August 8, 2011
/s/ JOHN W. CASELLA John W. Casella		Director of Casella Waste Management of N.Y., Inc.	August 8, 2011
* Douglas R. Casella		Director of Casella Waste Management of N.Y., Inc.	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

†
The Hyland Facility Associates has no officers or directors.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

KTI BIO FUELS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

KTI ENVIRONMENTAL GROUP, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

KTI NEW JERSEY FIBERS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

KTI OPERATIONS INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

KTI SPECIALTY WASTE SERVICES, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

KTI, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
By:	KTI Environmental Group, Inc., its general partner†
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

KTI ENVIRONMENTAL GROUP, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President and Director	General Partner†	August 8, 2011
	/s/ JOHN W. CASELLA John W. Casella	Director of KTI Environmental Group, Inc.	August 8, 2011
	* Douglas R. Casella	Director of KTI Environmental Group, Inc.	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

†
Maine Energy Recovery Company, Limited Partnership has no officers or directors.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEW ENGLAND LANDFILL SOLUTIONS, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF ME, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF N.Y., INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEW ENGLAND WASTE SERVICES, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEWBURY WASTE MANAGEMENT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEWS OF WORCESTER LLC
By:	Casella Waste Systems, Inc., its sole member*
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer	Sole Member	August 8, 2011

*
NEWS of Worcester LLC has no officers or directors.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NEWSME LANDFILL OPERATIONS LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
NEW ENGLAND WASTE SERVICES OF ME, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Principal Financial and Accounting Officer	Sole Member†	August 8, 2011

†
NEWSME Landfill Operations LLC has no directors or managers.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

North Country Composting Services, Inc.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NORTH COUNTRY TRUCKING, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

PERC, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

PINE TREE WASTE, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

PORTLAND C&D SITE, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

RESOURCE TRANSFER SERVICES, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

RESOURCE WASTE SYSTEMS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

SCHULTZ LANDFILL, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

SUNDERLAND WASTE MANAGEMENT, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

TOTAL WASTE MANAGEMENT CORP.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

U.S. FIBER, LLC
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

WASTE-STREAM INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 8th day of August, 2011.

WINTERS BROTHERS, INC.
By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 8, 2011
/s/ EDWIN D. JOHNSON Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 8, 2011
* Douglas R. Casella		Vice President and Director	August 8, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 EXHIBIT INDEX

Exhibit No.		Description
1	*	Form of Underwriting Agreement

3.1	***	Second Amended and Restated Certificate of Incorporation of Casella Waste Systems, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to the quarterly report on Form 10-Q of Casella Waste Systems Inc. as filed December 7, 2007 (file no. 000-23211))

3.2	***	Third Amended and Restated By-Laws of Casella Waste Systems, Inc., (incorporated herein by reference to Exhibit 3.1 to the quarterly report on Form 10-Q of Casella Waste Systems Inc. as filed February 27, 2009 (file no. 000-23211))

4.1	***	Form of Senior Indenture

4.2	***	Form of Subordinated Indenture

4.3	*	Form of Senior Note

4.4	*	Form of Subordinated Note

4.5	*	Form of Depositary Agreement

4.6	*	Form of Warrant Agreement

4.7	*	Form of Purchase Contract Agreement

4.8	*	Form of Unit Agreement

5.1		Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

12	***	Statement of Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends

23.1	***	Consent of McGladrey & Pullen, LLP

23.2	***	Consent of Caturano and Company, Inc.

23.3	***	Consent of PricewaterhouseCoopers LLP

23.4		Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

24.1	***	Powers of Attorney (included in the signature pages to the Registration Statement)

25.1	**	The Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the Senior Indenture

25.2	**	The Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the Subordinated Indenture

*
To be filed by amendment or by a Current Report on Form 8-K.

**
To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

***
Previously filed.

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